EXHIBIT 10.31

                          SECURITIES PURCHASE AGREEMENT

            This SECURITIES PURCHASE AGREEMENT, dated as of July 19, 1999 (this "AGREEMENT"), is among TELSCAPE INTERNATIONAL, INC., a Texas corporation ("HOLDINGS"), TELSCAPE USA, INC., a Texas corporation ("TELSCAPE USA), TSCP INTERNATIONAL INC., a Texas corporation ("TSCP"), and MSN COMMUNICATIONS, INC., a California corporation ("MSN" together with Holdings, Telscape USA and TSCP, collectively referred to as the "COMPANIES" and each a "COMPANY") and LUCENT TECHNOLOGIES INC., a Delaware corporation (the "PURCHASER").

            In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

SECTION 1.       ISSUANCE OF SECURITIES.

            SECTION 1.1 AUTHORIZATION. (a) The Company has duly authorized the issuance of a Demand Note in the aggregate principal amount of U.S.$3,000,000, (the "DEMAND NOTE"), substantially in the form of EXHIBIT A hereto, and (b) Holdings has duly authorized the issuance of a Warrant (the "WARRANT") to purchase an aggregate of up to 85,000 shares of common stock of Holdings, US $.001 par value per share (the "COMMON STOCK"), subject to adjustment, substantially in the form of EXHIBIT B hereto. The Demand Note shall bear interest and shall be payable upon demand and shall as otherwise be provided herein and in EXHIBIT A. The Warrant shall be exercisable, transferable and subject to adjustment and shall be otherwise as provided herein and in EXHIBIT
B. The Demand Note, the Warrant, the Warrant Shares (as defined in the Warrant) and certificates and other instruments from time to time evidencing the same, are herein sometimes collectively called the "SECURITIES."

            SECTION 1.2 PURCHASE AND SALE OF THE SECURITIES; THE CLOSING. In reliance upon the representations of the Company contained in SECTION 1.5 hereof and subject to the terms and conditions set forth herein, the Purchaser shall purchase the Securities from the Company and the Company shall sell the Securities to the Purchaser for an aggregate purchase price of US$3,000,000 (the "PURCHASE PRICE"). The closing (the "CLOSING") of the Purchaser's purchase of the Securities shall be held at 10:00 a.m., New York time on July 19, 1999 (the "CLOSING DATE"), at the offices of the Kelley Drye and Warren, LLP, 101 Park Avenue, New York, New York 10178, or at such other time or place as the parties hereto may mutually agree.

            On the Closing Date, the Company will deliver to the Purchaser the Demand Note in the aggregate amount specified above and the Warrant, registered in the Purchaser's name or in the name(s) of its respective nominee(s), as may be specified by the Purchaser, duly executed and dated the Closing Date, against the Purchaser's delivery to the Company (or to persons at the direction of the Company) of immediately available funds in the amount of the Purchase Price (net of any costs or expenses to be paid by the Company to the Purchaser or its counsel). For purposes of this Agreement, "BUSINESS DAY" shall mean any day, except a Saturday, Sunday or
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other day on which commercial banks in the State of New York are authorized or required by law to close.

SECTION 1.3 THE DEMAND NOTE.

            (a) RATE OF INTEREST. The Demand Note shall bear interest from the Closing Date on the unpaid balance at the rate of ten percent (10.0%) per annum (the "INTEREST RATE").

            (b) PAYMENT. Upon the Demand of the Purchaser, the Company shall pay to the Purchaser the full amount of the unpaid principal balance plus accrued interest at the rate specified herein.

            (c) NO FURTHER OBLIGATION. Other than the payment of the Purchase Price, which payment is subject to the terms and conditions hereof, and notwithstanding whether or not the Company has repaid such amounts in whole or in part, the Purchaser shall have no obligation whatsoever to lend, advance or otherwise pay any monies to or on behalf of the Company.

            (d) OPTIONAL PREPAYMENTS. The Company may prepay the Demand Note in full so long as the Company has given the Purchaser one (1) or more Business Days written notice of such optional prepayment. Any such optional prepayment of principal shall be without premium or penalty.

SECTION 1.4 THE WARRANT.

            Concurrently herewith, Holdings and the Purchaser are entering into the Warrant, pursuant to which Holdings shall execute and deliver to the Purchaser a Warrant on the Closing Date. The Warrant shall be dated as of the Closing Date and shall only be exercisable from and after such date for the purchase of shares of Common Stock of Holdings and ending on the date that is the third anniversary of the date hereof.

SECTION 1.5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to the Purchaser that on the date hereof and as of the Closing Date:

            (a) Each of Holdings, Telscape USA, TSCP and MSN is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas or California, as the case may be, and is duly qualified as a foreign corporation in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification. The Company has all requisite power to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Securities and all other documents and agreements contemplated hereby and thereby, and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

            (b) The execution, delivery and performance of this Agreement, the Securities, and all other documents and agreements contemplated hereby and thereby, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by the Company. This Agreement, the Securities, and all other documents and

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agreements contemplated hereby and thereby have each been duly authorized, executed and delivered by, and each is the valid and binding obligation of, the Company enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

            (c) Except as set forth in Holding's most recent Securities Exchange Act of 1934 (as amended, the "EXCHANGE ACT") filings with the Securities and Exchange Commission (the "SEC"), copies of which have been provided to the Purchaser by the Company, the Company has no actual knowledge of any fact that materially adversely affects, or could reasonably be expected to materially adversely affect, the business, prospects, properties, assets, operations or financial condition of the Company, or the ability of the Company to perform its respective obligations under this Agreement, the Securities or any other documents or agreements contemplated hereby and thereby.

            (d) On the Closing Date, the authorized capital stock of Holdings will consist of 25,000,000 shares of Common Stock, 5,000,000 shares of preferred stock and 1,000,000 shares of series A preferred stock. As of the Closing Date, Holdings has issued and outstanding 6,916,958 shares of Common Stock, no shares of preferred stock and no shares of series A preferred stock. The shares of Common Stock issuable upon the exercise of the Warrant have been duly authorized and reserved for issuance by all necessary corporate action and when issued and delivered in accordance with the terms of this Agreement will be duly and validly issued, fully paid and nonassessable. Except as set forth in SCHEDULE 1.5(D) hereto, there are no other outstanding options, warrants or similar rights of any person to acquire any of the capital stock of Holdings and Holdings has no contingent obligations to issue additional shares. Except as set forth in SCHEDULE 1.5(D) hereto, Holdings is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock or other securities or obligation evidencing the right of any holder thereof to purchase any of its capital stock or other securities.

            (e) The consummation of the transactions contemplated by this Agreement and the performance of the terms and provisions of this Agreement, the Securities and any other documents or agreements contemplated hereby and thereby will not (i) contravene, result in any breach of, or constitute a default under any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-laws or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order of any court, arbitrator or Federal, State, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (collectively, "GOVERNMENTAL PERSON") applicable to the Company or (iii) violate any material provision of any statute or other law, rule or regulation of any Governmental Person applicable to the Company.

            (f) The Company has obtained or will obtain prior to closing all necessary consents, approvals and authorizations and has made all registrations, filings or declarations with all Governmental Persons required for the issuance of the Securities or the valid execution and delivery of the Securities or for the performance by the Company of this Agreement, the Securities, and any other documents or agreements contemplated hereby and thereby, other than the filings, registrations or qualifications under the securities laws or "blue

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sky" laws of any State that may be required to be made or obtained in connection with the offer, issuance, sale or delivery of the Securities or any interest therein.

            (g) No employee benefit plan established or maintained by the Company or to which the Company has made contributions is subject to Part 3 of Subtitle B of Title 1 of the Employee Retirement Income Security Act of 1974, as amended, or Section 412 of the Internal Revenue Code of 1986, as amended.

            (h) Neither the Company nor anyone acting on its behalf has offered the Securities, or any interest or participation therein, for sale to or solicited any offer to buy the Securities, or any interest or participation therein, from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchaser, and its partners, officers, affiliates and representatives. Neither the Company nor anyone acting on its behalf has taken and will not take any action that would require the offer, issuance or sale of the Securities or any interest or participation therein to be registered under
Section 5 of the Securities Act of 1933 (as amended, the "SECURITIES ACT"), or applicable state securities laws. The Company has not authorized or appointed any person to act on its behalf in connection with the offering of the Securities. No broker or finder has acted for the Company in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fees or other commission in respect of such transaction based in any way on agreements, arrangements or understandings made by or on behalf of the Company.

            (i) The Company is not an investment company subject to registration under the Investment Company Act of 1940, as amended.

            (j) At Closing, the Purchaser shall acquire good and marketable title to the Securities free and clear of all covenants, conditions, restrictions, liens, pledges, charges, encumbrances, options and adverse claims or rights of any kind whatsoever.

            (k) Holdings has registered its Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and Holdings has maintained all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date hereof, the Principal Market is the NASDAQ National Market.

            (l) Holdings has furnished or made available or will furnish and make available prior to the Closing Date to the Purchaser true and correct copies of the Company's articles or certificate of incorporation, as amended and in effect on the date hereof, and the Company's by-laws, as amended and in effect on the date hereof.

            (m) As of their respective dates, all registration statements, reports and documents, including proxy statements filed by or on behalf of Holdings with the SEC pursuant to the Securities Act or Exchange Act (the "SEC DOCUMENTS") complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Holdings included in the SEC Documents comply as to form in all material respects with generally accepted accounting principles, consistently applied, and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting

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principles applied on a consistent basis during the periods involved (except (i)
as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Holdings as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

SECTION 1.6 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

            The Purchaser represents and warrants to the Company that on the date hereof and as of the Closing Date:

            (a) The Purchaser has all requisite power to execute and deliver this Agreement, and all other documents and agreements contemplated hereby and thereby, and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

            (b) The execution, delivery and performance of this Agreement, and all other documents and agreements contemplated hereby and thereby, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by the Purchaser. This Agreement, and all other documents and agreements contemplated hereby and thereby have each been duly authorized, executed and delivered by, and each is the valid and binding obligation of the Purchaser enforceable against such Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

            (c) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

            (d) The Purchaser acknowledges that the Securities being acquired by it are not being acquired pursuant to a transaction registered under the Securities Act of 1933, as amended, in that the issuance of the Securities does not involve any public offering.

            (e) The Purchaser represents that it is acquiring the Securities for investment for its own account, and not with a view to distribution.

            (f) The Purchaser has received from the Company access to information as it deems necessary for the purchase of the Securities.

            (g) The Purchaser will not sell or otherwise transfer the Securities without registration of such Securities under the Securities Act of 1933, as amended, or an exemption therefrom, and fully understands and agrees that the Purchaser must bear the economic risk of its purchase for an indefinite period of time.

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            (h) The Purchaser represents that it is willing and able to bear the economic risk of its investment in the Securities issued hereunder, and has no need for liquidity with respect thereto, is able to sustain a complete loss of its investment, and purchasing such Securities for its own account for investment and not with a view for resale or distribution thereof except in compliance with the Securities Act of 1933, as amended.


      SECTION 2. CONDITIONS TO OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser to purchase and pay for the Securities on the Closing Date shall be subject to the satisfaction on or before the Closing Date of the conditions hereinafter set forth:

            SECTION 2.1 PROCEEDINGS SATISFACTORY. All proceedings taken on or prior to the Closing Date in connection with the issuance of the Securities and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be satisfactory in form and substance to the Purchaser and its counsel.

            SECTION 2.2 REPRESENTATIONS TRUE. All representations and warranties of the Company contained herein shall be true and correct in all respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; the Company shall have performed in all respects all agreements on its part required to be performed under this Agreement on or prior to the Closing Date.

            SECTION 2.3 THE PURCHASE BY THE PURCHASER PERMITTED BY APPLICABLE LAWS. The sale by the Company and the payment for the Securities to be purchased by the Purchaser (i) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion, (ii) shall not subject the Purchaser to any penalty under or pursuant to any applicable law or governmental regulation, and (iii) shall be permitted by the laws and regulations of the jurisdictions to which the Purchaser is subject.

            SECTION 2.4 EXECUTION AND DELIVERY OF DOCUMENTS: GRANTING OF SECURITY INTEREST. The Purchaser shall have received the following at its offices, duly executed and delivered and in form and substance satisfactory to the Purchaser and its counsel: the Agreement and the Securities, and such other documents and information as the Purchaser may reasonably request, in connection herewith, including without limitation, (a) a Security Agreement in the form of Exhibit C hereto, (b) an Omnibus Secretary's Certificate in the form of Exhibit D hereto, and (c) an opinion of counsel to the Company.

            SECTION 2.5 PAYMENT OF EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, the Company shall promptly pay to the Purchaser all reasonable costs and out-of-pocket expenses incurred by any of it, including without limitation reasonable attorneys' fees, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the Securities, any administration costs in connection therewith, and defense or enforcement costs related thereto.

      SECTION 3. COVENANTS. The Company covenants and agrees that on and after the date hereof, so long as the Demand Note shall be outstanding:

            SECTION 3.1 PAYMENT OF THE NOTE. The Company shall pay to the Purchaser the principal of and interest on the Demand Note on demand of the Purchaser as provided in the Demand Note and in this Agreement. The obligation of the Company described in the preceding

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sentence is absolute and unconditional, irrespective of any tax or accounting treatment of such obligation including without limitation any documentary stamp, transfer, ad valorem or other taxes assessed by any jurisdiction in connection with this transaction.

            SECTION 3.2 STAY, EXTENSION AND USURY LAWS. The Company agrees (to the extent it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or a portion of the principal of, or interest on, the Demand Note as contemplated herein, wherever enacted, now or at any time hereinafter in force, or that may materially affect the covenants or the performance of this Agreement in any manner inconsistent with the provisions of this Agreement. The Company expressly waives all benefit or advantage of any such law. If a court of competent jurisdiction prescribes that the Company may not waive its rights to take the benefit or advantage of any stay or extension law or any usury law or other law in accordance with the prior sentence, then the obligation to pay interest on the Demand Note shall be reduced to the maximum legal limit under applicable law governing the interest payable in connection with the Demand Note, and any amount of interest paid by the Company that is deemed illegal shall be deemed to have been a prepayment of principal on such Note.

            SECTION 3.3 CORPORATE EXISTENCE. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, as the case may be, in accordance with the rights (charter and statutory), licenses and franchises of the Company.

            SECTION 3.4 REPURCHASE OF SECURITIES. Except with the written consent of all the Purchasers (which may be granted or withheld in its sole discretion), the Company shall not repurchase or otherwise acquire or retire any of its capital stock or other securities or obligation evidencing the right of any holder thereof to purchase any of its capital stock or other securities in an aggregate amount in excess of US$10,000.00 so long as the Demand Note shall be outstanding.

            SECTION 3.5 COMPLIANCE WITH LAWS. The Company shall comply in all material respects with all applicable laws, statutes and regulations of any Governmental Person, a violation of which would have a material adverse effect on the financial condition, operations, business, profits, prospects or properties of the Company or the validity or enforceability of this Agreement, the Securities or any other documents or agreements contemplated hereby or thereby or any of the transactions contemplated hereby or thereby.

      SECTION 4. MISCELLANEOUS

            SECTION 4.1 RELIANCE ON AND SURVIVAL OF REPRESENTATIONS. All representations, warranties, and agreements of the Company herein shall be deemed to be material and to have been relied upon by the Purchaser and shall survive the execution and delivery of this Agreement and of the Securities so long as the Demand Note shall be outstanding.

            SECTION 4.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the Company, and the Purchaser and each of their respective successors and assigns. The Purchaser shall be permitted to transfer the Securities in accordance

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with its terms and in accordance with applicable restrictions under applicable federal and state securities laws.

            SECTION 4.3 NOTICES. All notices and other communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next Business Day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this SECTION:


            1)    if to the Company:

                  Telscape International, Inc.
                  2700 Post Oak Boulevard, Suite 1000
                  Houston, TX  77056
                  Attn: Todd M. Binet
                  Telephone: (713) 968-0968
                  Telecopier: (713) 968-0930

                  Telscape USA, Inc.
                  2700 Post Oak Boulevard, Suite 1000
                  Houston, TX  77056
                  Attn: Todd M. Binet
                  Telephone: (713) 968-0968
                  Telecopier: (713) 968-0930

                  TSCP International, Inc.
                  2700 Post Oak Boulevard, Suite 1000
                  Houston, TX  77056
                  Attn: Todd M. Binet
                  Telephone: (713) 968-0968
                  Telecopier: (713) 968-0930

                  MSN Communications, Inc.
                  2700 Post Oak Boulevard
                  Houston, TX  77056
                  Attn: Todd M. Binet
                  Telephone: (713) 968-0968
                  Telecopier: (713) 968-0930


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            2)    if to the Purchaser:

                  Lucent Technologies, Inc.
                  283 King George Road
                  Warren, New Jersey
                  Attn:  General Counsel
                  Telephone:  (908) 559-8282
                  Telecopier:  (908) 559-1711

            Any such notice or communication shall be deemed to have been duly given on the fifth day after being so mailed, the next Business Day after delivery by overnight courier, when received when sent by telecopy or upon receipt when delivered personally.

            SECTION 4.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be forwarded to the Purchaser's counsel and the Purchaser or its counsel will provide all of the parties hereto with a copy of the entire Agreement.

            SECTION 4.5 AMENDMENTS. This Agreement may only be amended by a writing duly executed by the parties hereto.

            SECTION 4.6 SEVERABILITY. If any term or provision of this Agreement or any other document executed in connection herewith shall be determined to be illegal or unenforceable, all other terms and provisions hereof and thereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

            SECTION 4.7 GOVERNING LAW; SUBMISSION TO PROCESS. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY SELECTED IN A DOCUMENT OR SECURITY, THIS AGREEMENT AND THE SECURITIES AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD CAUSE THE GOVERNING LAW OF ANOTHER JURISDICTION TO BE APPLIED. THE COMPANY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF NEW YORK AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDINGS RELATING HERETO BY ANY MEANS ALLOWED UNDER NEW YORK OR FEDERAL LAW. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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            SECTION 4.8 AGENT FOR SERVICE OF PROCESS. The Company shall appoint
CT Corporation System, 1633 Broadway, New York, New York 10019 as its agent for service of process in New York and shall notify the Purchaser of any future change therein.

            SECTION 4.9 ENTIRE AGREEMENT. This Agreement contains the entire Agreement of the parties hereto with respect to the transactions contemplated hereby and supersedes all previous oral and written, and all previous contemporaneous oral negotiations, commitments and understandings.

            SECTION 4.10 FURTHER ASSURANCES. The Company agrees promptly to execute and deliver such documents and to take such other acts as are reasonably necessary to effectuate the purposes of this Agreement.

            SECTION 4.11 HEADINGS. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            SECTION 4.12 ASSIGNMENTS. The Company may not assign its rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign all or any portion of the Demand Note or other Securities without the prior consent of the Company.

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IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the date first set forth above.

                              THE COMPANY:

                              TELSCAPE INTERNATIONAL, INC.,
                               a Texas corporation


                              By: ________________________________
                                  Name:  Todd M. Binet
                                  Title:    President


                              TELSCAPE USA, INC.,
                               a Texas corporation


                              By: ________________________________
                                  Name: Todd M. Binet
                                  Title: Executive Vice President and Secretary


                              TSCP INTERNATIONAL, INC.,
                               a Texas corporation


                              By: ________________________________
                                  Name: Todd M. Binet
                                  Title: Executive  Vice President and Secretary


                              MSN COMMUNICATIONS, INC.
                               a California corporation


                              By: ________________________________
                                  Name:  Todd M. Binet
                                  Title: Executive  Vice President and Secretary

                              THE PURCHASER:

                              LUCENT TECHNOLOGIES INC.,
                               a Delaware corporation


                              By: ________________________________
                                  Name:
                                  Title:

                                    EXHIBIT A
                               FORM OF DEMAND NOTE

                                   DEMAND NOTE


$3,000,000.00                                                    July 19, 1999


            FOR VALUE RECEIVED, TELSCAPE INTERNATIONAL, INC., a Texas corporation, TELSCAPE USA, INC., a Texas corporation, MSN COMMUNICATIONS, INC., a California corporation and TSCP INTERNATIONAL, INC., a Texas corporation (collectively, the "MAKERS" and each a "MAKER"), jointly and severally, hereby unconditionally promises to pay to or to the order of LUCENT TECHNOLOGIES INC., a Delaware corporation (the "PAYEE"), upon demand, the principal sum of THREE MILLION DOLLARS ($3,000,000.00), together with interest, if any, which shall accrue on and after July 19, 1999 on the unpaid balance at the rate of ten percent (10.0%) per annum (the "INTEREST RATE").

            Each Maker agrees that its obligations under this Note are joint and several. Payment of principal and interest shall be made in lawful money of the United States of America, and shall be made at the office of the Payee at 283 King George Road, Warren, New Jersey 07059, or at such other place or bank account as the Payee or any holder hereof may from time to time designate.

            Said sums shall be payable together with all costs and expenses, including attorneys' fees and legal expenses, incurred by the Payee or any holder hereof in seeking to enforce payment of this Note.

            This Note shall be senior to all subordinated debt and at least PARI PASSU with all other senior debt of the Makers.

            Upon the commencement of any proceeding under any bankruptcy or insolvency laws by or against any Maker, or upon an assignment for the benefit of creditors by any Maker, the whole of the principal sum of this Note then outstanding, and the interest accrued thereon, and any other sums due hereunder, shall immediately become due and payable automatically, without demand or notice of any kind, all of which are expressly waived by each Maker.

            Each Maker hereby waives presentment for payment, demand, protest, notice of dishonor and nonpayment of this Note and notice of any kind. Each Maker (i) waives diligence, demand, presentment, protest and notice of any kind,
(ii) agrees that it will not be necessary for Payee to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice or consent. The pleading of any statute of limitations as a defense to any demand against each Maker is expressly hereby waived by such Maker.

            This Note shall be secured by that certain Security Agreement made by the Makers and State Street Bank and Trust Company, a Massachusetts banking corporation, as U.S. Collateral Agent for the sole benefit of the Payee, on the date hereof. The Payee shall not be required to resort to any collateral for payment, but may proceed against the Makers and any guarantor or endorser hereof in such order and manner as the Payee may choose. None of the rights of the Payee shall be waived or diminished by any failure or delay in the exercise thereof.

            Each Maker hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered or certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at the Payee's option, by service upon the Makers in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, the Makers shall appear in answer to such process, failing which the Makers shall be deemed in default and judgment may be entered by the Payee against the Makers for the amount of the claim and other relief requested.

            Each Maker consents and submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York and waives any objection based on venue or FORUM NON CONVENIENS with respect to any action instituted therein arising under this Note or in any way connected with or related or incidental to the dealings among the Makers and the Payee in respect of this Note or the transaction related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise.

            EACH MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS AMONG THE MAKERS AND THE PAYEE IN RESPECT OF THIS NOTE OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH MAKER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

            This Note shall be binding upon the successors and assigns of each Maker and inure to the benefit of the Payee and its successors, endorsees and assigns. Whenever used herein, the term "Maker" shall be deemed to include its successors and assigns and the term "Payee" shall be deemed to include their successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

            The rights and obligations of the parties hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

                                    TELSCAPE INTERNATIONAL, INC.,
                                     as a Maker


                                    _______________________________________
                                    Name:
                                    Title:

                                    ADDRESS:    2700 Post Oak Blvd.
                                                Suite 1000
                                                Houston, Texas 77056

                                    TELSCAPE USA, INC.,
                                     as a Maker

                                    _______________________________________
                                    Name:
                                    Title:

                                    ADDRESS:    2700 Post Oak Blvd.
                                                Suite 1000
                                                Houston, Texas 77056

                                    MSN COMMUNICATIONS, INC.,
                                     as a Maker

                                    _______________________________________
                                    Name:
                                    Title:

                                    ADDRESS:    2700 Post Oak Blvd.
                                                Suite 1000
                                                Houston, Texas 77056

                                    TSCP INTERNATIONAL, INC.,
                                     as a Maker

                                    _______________________________________
                                    Name:
                                    Title:

                                    ADDRESS:    2700 Post Oak Blvd.
                                                Suite 1000
                                                Houston, Texas 77056

                                    EXHIBIT B
                                 FORM OF WARRANT

                                     WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, TRANSFERRED OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

Warrant 1
July 19, 1999

             Warrant to Purchase 85,000 Shares of Common Stock of
                          TELSCAPE INTERNATIONAL, INC.

    Telscape International, Inc., a Texas corporation (the "COMPANY"), hereby acknowledges that Lucent Technologies Inc., a Delaware corporation ("INVESTOR"), or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company, at any time after the date hereof and ending on the date that is the third anniversary of the date hereof, the above number of fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of the Company (the "COMMON STOCK") at the Purchase Price (hereinafter defined), as the same may be adjusted pursuant to SECTION 5 herein.

    1. DEFINITIONS. All terms not otherwise defined herein shall have the meanings given such terms in the Agreement.

          (a) "AGREEMENT" shall mean the Securities Purchase Agreement of even date herewith between the Company and the Investor.

          (b) "INVESTOR" shall mean Lucent Technologies Inc., a Delaware corporation.

          (c) "PURCHASE PRICE" shall be $8.50 per share.

          (d) "WARRANT HOLDER" shall mean the Investor or any permitted assignee of all or any portion of this Warrant.

          (e) "WARRANT SHARES" shall mean the shares of Common Stock or other securities issuable upon exercise of this Warrant.

          (f) Other capitalized terms used herein which are defined in the Agreement shall have the same meanings herein as therein.

    2. EXERCISE OR EXCHANGE OF WARRANT.

          (a) This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time by surrender of this Warrant, together with the form of exercise attached hereto as Exhibit A (the "EXERCISE FORM") duly executed by Warrant Holder, together with the full Purchase Price (as defined in SECTION 1) for each share of Common Stock as to which this Warrant is exercised, to the Company at the address set forth in SECTION 15 hereof. At the option of the Warrant Holder, payment of the Purchase Price may be made either by (i) certified check payable to the order of the Company, (ii) surrender of certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant, of that number of shares which has an aggregate fair market value (as defined below) on the date of exercise equal to the aggregate Purchase Price for all shares to be purchased pursuant to this Warrant or (iii) by any combination of the foregoing methods.

          In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted Warrant Shares.

          (b) The "DATE OF EXERCISE" of the Warrant shall be the date that the completed Exercise Form is delivered to the Company, together with the original Warrant and payment in full of the Purchase Price.

    3.    DELIVERY OF STOCK CERTIFICATES.

          (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) Business Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof.

          (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall be entitled to cash equal to the fair market value of such fractional share. For purposes of this Warrant, "FAIR MARKET VALUE" shall equal the closing bid price of the Common Stock on the Nasdaq National Market or Small-Cap Market, the American Stock Exchange or the New York Stock Exchange, whichever is the principal trading exchange or market for the

Common Stock (the "PRINCIPAL MARKET") on the date of exercise hereof, or if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market or Small-Cap Market, the closing bid price on the over-the-counter market as furnished by any New York Stock Exchange member firm that makes a market in the Common Stock reasonably selected from time to time by the Company for that purpose, or, if the Common Stock is not traded over-the-counter and the average price cannot be determined as contemplated above, the fair market value of the Common Stock shall be as reasonably determined in good faith by the Company's Board of Directors.

    4. COVENANTS OF THE COMPANY.

            (a) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation, the notification of the Principal Market, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

          (b) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market and shall not amend its Articles of Incorporation or By-Laws so as to adversely affect any rights of the Warrant Holder under this Warrant; provided, however, that increasing the number of authorized shares shall not be deemed a material adverse effect.

          (c) The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

          (d) The Warrant Shares, when issued in accordance with the terms hereof; will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant.

          (e) With a view to making available to the Warrant Holder the benefits of Rule 144 promulgated under the Securities Act ("RULE 144") and any other rule or regulation of the Securities and Exchange Commission (the "SEC"), that may at any time permit Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

    5. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of and kind of securities purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as follows:

          (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Purchase Price, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.

          (b) STOCK DIVIDEND. If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into or exchangeable for Common Stock ("COMMON STOCK EQUIVALENTS"), without payment of any consideration by holders of Common Stock for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Purchase Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall remain the same.

          (c) OTHER DISTRIBUTIONS. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of a dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets without payment of any consideration by holders of Common Stock (other than cash, Common Stock or securities convertible into or exchangeable for Common Stock), then, in any such case, the Warrant Holder shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Warrant Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date determining the shareholders entitled to participate in such distribution (the "DETERMINATION DATE").

          (d) MERGER, CONSOLIDATION, ETC. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "CONSOLIDATION EVENT"), then the Warrant Holder shall be entitled to receive upon such transfer, merger or consolidation becoming effective, and upon payment of the aggregate Purchase Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by Warrant Holder for the shares of stock subject to this Warrant had this Warrant been exercised immediately prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company shall not effect any Consolidation Event unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Warrant Holder such shares of stock and/or securities as the Warrant Holder is entitled to receive had this Warrant been exercised in accordance with the foregoing.

          (e) RECLASSIFICATION, ETC. If at any time after the date hereof there shall be a reclassification of any securities as to which purchase rights under this Warrant exist, into the same or a different number of securities of any other class or classes, then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

          (f) PURCHASE PRICE ADJUSTMENT. In the event that the Company issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than issuance of shares of Common Stock upon conversion thereof, shares or options issued or which may be issued to employees, directors or consultants pursuant to the Company's stock option or stock purchase plans as of the date hereof or shares issued upon exercise of options, warrants or rights outstanding as of the date hereof) at an effective purchase price per share which is less than the Purchase Price then in effect and more than fifteen percent (15%) less than the fair market value (as hereinabove defined) of the Common Stock on the trading day next preceding such issue or sale, then the Purchase Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Purchase Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, including, without duplication, those deemed to have been issued under the Warrants plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such fair market value then in effect, and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale including, without duplication, those deemed to have been issued under the Warrants. For purposes of the foregoing fraction, Common Stock outstanding shall include, without limitation, any equity offerings then outstanding, whether or not they are exercisable or convertible when such fraction is to be determined.

    The foregoing price adjustment shall not apply to the issuance of shares of Common Stock which may be issued upon exercise of options under the Company's employee or director stock option plans, upon the conversion or exchange of convertible or exchangeable securities or upon the exercise of warrants, or other rights, which options, convertible or exchangeable securities, warrants or other rights are outstanding on the date of execution and delivery of this Warrant.

    The number of shares which may be purchased shall be increased proportionately to any reduction in Purchase Price pursuant to this paragraph 5(f), so that after such adjustments the aggregate Purchase Price payable hereunder for the increased number of shares of Common Stock shall be the same as the aggregate Purchase Price in effect immediately prior to such adjustments.

      Notwithstanding anything else contained in this Warrant to the contrary, there shall be no adjustment of the Purchase Price or the number of shares of Common Stock issuable pursuant to the exercise of this Warrant in the event that during the term of this Warrant, the Company issues shares of Common Stock, or securities convertible into Common Stock to the Purchaser.

          (g) ADJUSTMENTS; ADDITIONAL SHARES, SECURITIES OR ASSETS. In the event that at any time, as a result of an adjustment made pursuant to this SECTION 5, the Warrant Holder shall, upon exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this SECTION 5.

    6.    REGISTRATION RIGHTS.

      (a) "PIGGYBACK" REGISTRATION RIGHTS. If at any time after the date hereof the Company shall determine to register under the Securities Act (including pursuant to a demand of any security holder of the Company exercising registration rights) any of its Common Stock (except pursuant to the registration statement on Form S-3 filed with the SEC on April 30, 1999 (file No. 333-77443), securities to be issued solely in connection with any acquisition of any entity or business, shares issuable solely pursuant to employee benefit plans eligible for registration on SEC Form S-8 or shares to be registered on any registration form that does not permit secondary sales), it shall send to each of the Warrant Holder(s) written notice of such determination at least thirty (30) days prior to each such filing and, if within twenty (20) days after receipt of such notice, any Warrant Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement (to the extent permitted by applicable regulation) all or any part of the Warrant Shares (collectively referred to in this SECTION 6 as "REGISTRABLE SECURITIES") that such Warrant Holder requests to be registered, provided, however, that if, in connection with any offering involving an underwriting of Common

Stock to be issued by the Company, the managing underwriter shall impose a limitation on the amount of Registrable Securities included in any such registration statement, then, to the extent that any Registrable Securities remain available for registration after the underwriter's cutback, the Company shall be obligated to include in such registration statement with respect to each Warrant Holder requesting inclusion only the product of : (i) the number of Registrable Securities with respect to which such Warrant Holder has requested inclusion hereunder and (ii) such Warrant Holder's pro rata share of the sum of all Registrable Securities permitted to be registered and all other securities of the Company, the holders of which Registrable Securities and other securities have requested that such securities be registered. Any Registrable Securities which are included in any underwritten offering under this SECTION 6(A) shall be sold upon such terms as the managing underwriters shall reasonably request but in any event shall be upon terms not less favorable than those upon which any other selling security holder shall sell any of its securities. If any Warrant Holder disapproves of the terms of such underwriting, such Warrant Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering (the "COMPANY UNDERWRITER") to permit the Warrant Holders who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. Notwithstanding the foregoing, if the Company Underwriter delivers a written opinion to the Warrant Holders that the total amount or kind of securities which they, the Company and any other Persons intend to include in such offering (the "TOTAL SECURITIES") is sufficiently large so as to prevent the Company from effecting a successful offering of the Total Securities, then the amount or kind of securities to be offered for the account of any members of management shall be reduced pro rata to the extent necessary to reduce the Total Securities to the amount recommended by the Company Underwriter, and if the amount or kind of Total Securities is still sufficiently large so as to prevent the Company from effecting a successful offering of the Total Securities, then the amount or kind of securities to be offered for the account of the Warrant Holders and any other Persons shall be reduced pro rata to the extent necessary to reduce the Total Securities to the amount recommended by the Company Underwriter. Notwithstanding the provisions of this SECTION 6(A), the Company shall have the right, at any time after it shall have given written notice pursuant to this SECTION 6(A) (irrespective of whether a written request for inclusion of Registrable Securities shall have been made), to elect not to file any such proposed registration statement or to withdraw the same after the filing and prior to the effective date thereof whether or not any Warrant Holder has elected to include securities in such registration.

            (b) EFFECTIVENESS. If necessary to permit distribution of the Registrable Securities, the Company shall use its best efforts to maintain the effectiveness for up to one (1) year of the registration pursuant to which any of the Registrable Securities are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. Notwithstanding the foregoing, if the registration by the Company of the resale of Registrable Securities is eligible for SEC Form S-3 or any successor to such form, the Company shall use its best efforts to maintain the effectiveness of the registration until all registered Registrable Securities are sold. Each Warrant Holder shall notify the Company promptly of the completion of the offering of its Registrable Securities under any such effective registration statement.

            If requested by the Company or a representative of the underwriters of Common Stock (or other securities) of the Company, each Warrant Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Warrant Holder (other than those included in registration) for a period specified by the representative of the underwriters, not to exceed one hundred twenty (120) days following the effective date of a registration statement of the Company filed under the Securities Act for the Company's initial public offering of the Company's Common Stock.

      (c) FURTHER OBLIGATIONS OF THE COMPANY. Whenever, under the preceding provisions of this SECTION 6, the Company is required hereunder to register Registrable Securities, it agrees that it shall also do the following:

      (i) Furnish to each selling Warrant Holder such copies of each preliminary and final prospectus and any other documents as such Warrant Holder may reasonably request to facilitate the public offering of its Registrable Securities;

      (ii) Use its best efforts to register or qualify the Registrable Securities to be registered pursuant to this SECTION 6 under the applicable securities or blue sky laws of such jurisdictions as any selling Warrant Holder may reasonably request;

      (iii) Furnish to each selling Warrant Holder: (A) a signed counterpart of an opinion of counsel for the Company, dated the effective date of the registration statement; and (B) a copy of any "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

      (iv) Permit each selling Warrant Holder or such Warrant Holder's counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them in connection with such registration; and

            (v) Furnish to each selling Warrant Holder, upon request, a copy of all documents filed and all correspondence from or to the Commission in connection with any such offering.

      (d) EXPENSES. Except for underwriters' discounts and brokerage commissions allocable to the Registrable Securities, the Company shall bear all costs and expenses of each registration contemplated in this SECTION 6, including, but not limited to, printing, legal and accounting fees and expenses, SEC and NASD filing fees and blue sky fees and expenses in any jurisdiction in which the securities to be offered are to be registered or qualified.

      (e) TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Warrant Holders of Registrable Securities under this SECTION 6 shall inure to the benefit of and be exercisable by any transferee of Registrable Securities.

      7.    INDEMNIFICATION.

            The Company agrees to defend, indemnify and hold harmless each Warrant Holder, any underwriter(s) and their respective directors, officers, employees, attorneys and agents, as well as each other Person (if any) controlling any of the foregoing Persons within the meaning of Section 15 of the Securities Act, or Section 20 of the Exchange Act, from and against any and all claims, liabilities, losses and expenses (including, without limitation, the disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, any of their respective directors, officers, employees, attorneys and agents, or any such control Person, under the Securities Act, the Exchange Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), arise out of or are related directly or indirectly to: (i) the Warrants or the Warrant Shares, (ii) any registration statement or prospectus, (iii) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act or the Exchange Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (iv) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Persons for any legal or any other expenses reasonably incurred by such Persons in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such respective Person specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such indemnified Person, and shall survive the transfer of such securities by such Person. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against the Company, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the party seeking indemnity hereunder) and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. The Company shall not, except with the approval of each party being indemnified under this SECTION 7(A), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

    8. NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

    9. NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Purchase Price or number of Warrant Shares purchasable hereunder shall be adjusted pursuant to SECTION 5 hereof, the Company shall execute and deliver (by first class mail, postage prepaid) to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price and number of shares purchasable hereunder after giving effect to such adjustment.

    10. RIGHTS AS SHAREHOLDER. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

    11. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

    12. CONSENT TO JURISDICTION. THE COMPANY (I) HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY STATE COURT OF THE STATE OF NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. THE COMPANY CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

    13. ENTIRE AGREEMENT; AMENDMENTS. This Warrant and the Agreement contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

    14.   RESTRICTED SECURITIES.

          (a) REGISTRATION OR EXEMPTION REQUIRED. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) of the Securities Act of 1933. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

          (b) LEGEND. The Warrant and any Warrant Shares issued upon exercise thereof (until a registration statement has been declared effective by the SEC with respect to the Warrant Shares, at which time, such legend shall be removed, and the Warrant Shares shall be freely tradeable), shall bear the following legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND

           ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

          (c) ASSIGNMENT. Assuming the conditions of (a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by the Warrant Holder after delivery to the Company of the original Warrant or Warrants for cancellation, a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

    15. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

    to the Company:               Telscape International, Inc.
                                  2700 Post Oak Boulevard
                                  Suite 1000
                                  Houston, Texas  77056
                                  Attention: Todd M. Binet, President
                                  Facsimile No.: (713) 968-0930

    to the Warrant Holder:        Lucent Technologies, Inc.
                                  283 King George Road
                                  Warren, New Jersey 07059
                                  Attn:  General Counsel
                                  Facsimile: (908) 559-1711

    Either party hereto may from time to time change its address or facsimile number for notices under this SECTION 15 by giving at least 10 days prior written notice of such changed address or facsimile number to the other party hereto.

    16. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of new York, without regard to the conflicts of law principles thereof. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

    17. SURVIVAL. The provisions of SECTIONS 6 and 7 shall survive the exercise or expiration of this Warrant, and the Company shall confirm such survival in writing if the Warrant Holder requests such confirmation upon exercise or expiration of this Warrant in its entirety.

                                       TELSCAPE INTERNATIONAL, INC.


                                       By:________________________________
                                           Todd M. Binet
                                           President

                                    EXHIBIT A

                            FORM OF WARRANT EXERCISE

      I/we hereby exercise Telscape International, Inc. (the "Company") Common Stock Purchases Warrant #_________________.

      (a)   Number of Shares of the Company common stock covered
            in Purchase Warrant #______________             __________________

      (b)   Total Exercise price (____________ per share) $_________________

      ____________________________________    _________________________________
      Signature                               Employment Identification Number

      ___________________________________________
      Name (please print)

      _______________________________________________________________________
      Address

      _______________________________________________________________________

      ___________________________________________
      Telephone Number

      _______________________________________   _______________________________
      Signature                                 Employment Identification No.

      ___________________________________________
      Name (please print)

      _______________________________________________________________________
      Address
      _______________________________________________________________________

      ___________________________________________
      Telephone Number

I wish to register my shares of the Company common stock as follows:

a.    (   ) Individual Ownership
b.    (   ) Husband and Wife as Community Property
c.    (   ) Joint Tenants w/Right to Survivorship (JTRS)
d.    (   ) Tenants in Common
e.    (   ) Other_________________________________

Dated:___________________________________, _____.

                                    EXHIBIT B


                               FORM OF ASSIGNMENT


                (To be executed by the registered Warrant Holder
                        desiring to transfer the Warrant)


      FOR VALUED RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named all of the rights of the undersigned under the Warrant to purchase ______________ shares of the Common Stock of TELSCAPE INTERNATIONAL, INC. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ______________________ attorney to transfer the said Warrant on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

Dated:


______________________________
Signature

Fill in for new Registration of Warrant:


_________________________________________
Name


_________________________________________
Address


_________________________________________
Please print name and address of assignee
(including zip code number)


NOTICE: The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT C
                           FORM OF SECURITY AGREEMENT

                               SECURITY AGREEMENT

          This AGREEMENT, dated as of July 19, 1999 (the "SECURITY AGREEMENT"), is among TELSCAPE INTERNATIONAL, INC., a Texas corporation ("HOLDINGS"), TELSCAPE USA, INC., a Texas corporation ("TELSCAPE USA"), MSN COMMUNICATIONS, INC., a California corporation ("MSN"), TSCP INTERNATIONAL, INC., a Texas corporation ("TSCP"; and each of TSCP, Holdings, Telscape USA, and MSN collectively, the "BRIDGE BORROWERS", and individually, a "BRIDGE BORROWER") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation, as the U.S. Collateral Agent (the "U.S. COLLATERAL AGENT") for the sole benefit of Lucent Technologies Inc., a Delaware corporation ("LUCENT").

                                   WITNESSETH

          WHEREAS, at the request of the Borrowers, Lucent has agreed to provide to the Bridge Borrowers a loan in an aggregate principal amount of $3,000,000 (the "BRIDGE LOAN") pursuant to the terms and conditions set forth in the Demand
Note issued by the Bridge Borrowers to Lucent (the "DEMAND NOTE"), on the date hereof; and

          WHEREAS, the Bridge Borrowers desire to induce Lucent to provide such Bridge Loan, and therefore are willing to execute and deliver this Security Agreement (the "SECURITY AGREEMENT");

          NOW, THEREFORE, the parties hereby agree as follows:

          SECTION 1.

          (a) DEFINITIONS. For the purposes of this Security Agreement, unless otherwise defined herein, capitalized terms shall have the meanings specified below.

          "ACCOUNTS" has the meaning set forth in Section 9-106 of the UCC.

          "BRIDGE BORROWERS" has the meaning set forth in the preamble.

          "BRIDGE LOAN" has the meaning set forth in the recitals.

          "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which the commercial banks in New York City are authorized or required by law to close.

          "COLLATERAL" has the meaning set forth in Section 2.

          "DEFAULT" has the meaning set forth in the Section 7.

          "DEMAND NOTE" has the meaning set forth in the recitals.

          "HOLDINGS" has the meaning set forth in the preamble.

          "INSTRUMENTS" has the meaning set forth in Section 2.

          "LIEN" means any mortgage, pledge, hypothecation, assignment for security, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

          "LUCENT" has the meaning set forth in the recitals.

          "MSN" has the meaning set forth in the preamble.

          "OBLIGATIONS" means the Demand Note, this Security Agreement and all other obligations, liabilities and indebtedness of any kind owing by Bridge Borrowers to Lucent including principal, interest, charges, fees, costs and expenses arising out of or in connection with the performance of the Demand Note or the preservation and enforcement of Lucent's rights under the Demand Note and this Security Agreement.

          "PERSON" means any individual, sole proprietorship, partnership, corporation, limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any agency or instrumentality or political subdivision thereof.

          "PROCEEDS" has the meaning set forth in Section 9-306(1) of the UCC.

          "PROCESS AGENT" has the meaning set forth in Section 16(c).

          "SECURED PARTIES" has the meaning set forth in Section 2.

          "SECURITY AGREEMENT" has the meaning set forth in the preamble.

          "TELSCAPE USA" has the meaning set forth in the preamble.

          "TSCP" has the meaning set forth in the preamble.

          "U.S. COLLATERAL AGENT" has the meaning set forth in the preamble.

          "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; PROVIDED that if, by reason of any mandatory requirement of law, any or all of the attachment, perfection, or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a state other than the State of New York, the term "UCC" means the Uniform Commercial Code as in effect in such other state for purposes of (a) the provisions hereof relating to such attachment, perfection, or priority and (b) the definitions related to such provisions.

          (b) RULES OF CONSTRUCTION. Unless the context of this Security Agreement clearly requires otherwise, references to the plural include the singular, and the singular include the plural. The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Security Agreement refer to this Security Agreement as a whole and not to any particular provision of this

Security Agreement. The words "include," "includes, and "including" mean include, includes and including "without limitation" and "without limitation by specification." All references in this Security Agreement to "Article", "Section", "subsection", "subparagraph", "clause" or "Exhibit", unless otherwise indicated, shall be deemed to refer to an Article, Section, subsection, subparagraph, clause or Exhibit, as applicable, of this Security Agreement.

          SECTION 2. GRANT OF SECURITY INTEREST. Each Bridge Borrower hereby pledges, assigns and grants to the U.S. Collateral Agent for the ratable benefit of Lucent and the U.S. Collateral Agent (collectively, the "SECURED PARTIES") a continuing first priority security interest in and first priority Lien on the following described property of the Bridge Borrowers, wherever located, whether now owned or hereafter acquired or arising, and all Proceeds and products thereof and accessions thereto (all of the same being hereinafter called the "COLLATERAL"), including:

          (a) all Accounts;

          (b) all instruments, chattel paper or letters of credit (each as defined in the UCC) of each of the Bridge Borrowers, evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of any of the Accounts (collectively, the "INSTRUMENTS").

          (c) all Proceeds and products of any and all of the foregoing Collateral.

          SECTION 3. OBLIGATIONS SECURED. The Collateral hereunder constitutes and will constitute continuing security for prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          SECTION 4. APPLICATION OF PROCEEDS OF COLLATERAL. All amounts owing with respect to the Obligations shall be secured by the Collateral without distinction as to whether some Obligations are then due and payable and other Obligations are not then due and payable. Upon any realization upon the Collateral by the U.S. Collateral Agent, each Bridge Borrower agrees that the Proceeds thereof shall be applied by the U.S. Collateral Agent:

          (a) FIRST, to the U.S. Collateral Agent for payment of the costs and expenses, if any, of such sale or disposition, including reasonable compensation to the U.S. Collateral Agent for customary brokerage commissions and its counsel, and all reasonable expenses, liabilities and advances made or incurred by the U.S. Collateral Agent in connection therewith; and

          (b) SECOND, to Lucent for application in the following order of priority:

               (i)  First, the interest and fees due ;

               (ii) Second, installments of principal due; and

               (iii) Third, all other amounts due under the Demand Note or this
                    Security Agreement.

          Each Bridge Borrower shall remain liable for any deficiency remaining unpaid after the application of Proceeds in accordance with the foregoing provisions. Each Bridge Borrower agrees that all amounts received through realization on the Collateral shall be applied to the payment of the Obligations in accordance with the provisions of this Section 4.

          SECTION 5. REPRESENTATIONS AND COVENANTS OF BRIDGE BORROWERS.

          (a) LOCATION OF CHIEF EXECUTIVE OFFICE; TAX IDENTIFICATION NUMBER. Each Bridge Borrower represents that its federal tax identification number, its state of incorporation and the location of its chief executive office, books and records are as described in SCHEDULE A attached hereto. Each Bridge Borrower shall hold and preserve such records and will permit representatives of the U.S. Collateral Agent, at any reasonable time during normal business hours, upon advance written notice, and as often as may reasonably be desired, to inspect and make abstracts from such records. Each Bridge Borrower agrees that it will not change its federal tax identification number, its state of incorporation or the location of its chief executive office or the location where its books and records are kept without the express written consent of the U.S. Collateral Agent and will advise the U.S. Collateral Agent as to any change in the location of any property comprising a part of the Collateral.

          (b) OWNERSHIP OF COLLATERAL. Each Bridge Borrower represents that, as of the date hereof, it is the owner of its Collateral free from any Lien. Each Bridge Borrower shall continue to be the owner of its Collateral free of any Lien and such Bridge Borrower shall defend the same against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Secured Parties. No effective financing statement is on file in any recording office, except as such may have been filed in favor of the U.S. Collateral Agent relating to this Security Agreement. Such Bridge Borrower shall not pledge, mortgage nor create nor suffer to exist a security interest in the Collateral in favor of any Person other than the U.S. Collateral Agent for the sole benefit of Lucent.

          (c) CREATION AND PERFECTION OF LIEN. This Security Agreement creates a valid first priority security interest in the Collateral, securing the complete payment and performance when due of the Obligations. All filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken and the U.S. Collateral Agent's security interest for the benefit of the Secured Parties in the Collateral is and shall remain prior to all other Liens and encumbrance.

          (d) NO FURTHER ACTIONS. Except for the filings referred to in paragraph (c) above, no authorization, approval or other action by, and no notice of filing with, any governmental authority or other Person that has not been received, taken or made is required (i) for the grant by each Bridge Borrower of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by such Bridge Borrower, (ii) for the perfection and maintenance of the security interest and Lien hereunder (including the first priority nature of such security interest and Lien), or
(iii) for the exercise by the U.S. Collateral Agent of the rights or the remedies in respect of the Collateral pursuant to this Security Agreement in accordance with applicable law.

          (e) AUTHORITY. Each Bridge Borrower represents and warrants that, as of the date hereof, it has full power and authority to execute, deliver and perform this Security Agreement and the Demand Note. The execution, delivery of and performance of this Security Agreement and the Demand Note have been duly authorized by such Bridge Borrower. This Security Agreement has been duly and validly executed and delivered by such Bridge Borrower, and constitutes the legal, valid and binding obligations of such Bridge Borrower, enforceable against such Bridge Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles.

          (f) FURTHER ASSURANCES BY BRIDGE BORROWERS. Each Bridge Borrower agrees that, from time to time, at the expense of such Bridge Borrower, such Bridge Borrower will promptly execute and deliver to the U.S. Collateral Agent for the benefit of the Secured Parties such further instruments and documents, and take such further action, as may be necessary or desirable, or that the U.S. Collateral Agent may request, in order to perfect or otherwise protect and maintain the security interest granted or purported to be granted and the Lien created hereby or to enable the U.S. Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Bridge Borrower will: (i) if any Collateral shall be evidenced by any Instrument, deliver and pledge to the U.S. Collateral Agent hereunder such Instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the U.S. Collateral Agent and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the U.S. Collateral Agent may request, in order to perfect and preserve the assignment and security interest granted or purported to be granted hereby. Each Bridge Borrower hereby authorizes the U.S. Collateral Agent for the benefit of the Secured Parties to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Bridge Borrower where permitted by law. The U.S. Collateral Agent agrees to provide such Bridge Borrower with a copy of any such filing. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          SECTION 6. POWER OF ATTORNEY. Each Bridge Borrower hereby irrevocably appoints the U.S. Collateral Agent as its attorney-in-fact, effective at all times subsequent to the occurrence of any breach of or default under the Obligations, and during the continuance thereof, with full authority in the place and stead of such Bridge Borrower and in the name of such Bridge Borrower or otherwise, to take any action and to execute any instrument which the U.S. Collateral Agent may deem necessary or advisable to accomplish the purpose of this Security Agreement, including the power and right (i) to endorse such Bridge Borrowers' name on any checks, notes, acceptances, money orders, drafts, filings or other forms of payment or security that may come into the U.S. Collateral Agent's possession and (ii) to do all other things which the U.S. Collateral Agent then determines to be necessary to carry out the terms of this Security Agreement. Each Bridge Borrower ratifies and approves all acts of such attorney-in-fact. The power conferred on the U.S. Collateral Agent hereunder is solely to protect the U.S. Collateral Agent's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the U.S. Collateral Agent to exercise such power.

          SECTION 7. ACCOUNTS. Upon any failure of any Bridge Borrower to pay to Lucent the principal and interest due under the Demand Note upon demand by Lucent (a "DEFAULT"):

          (a) Each Bridge Borrower shall notify the U.S. Collateral Agent promptly of: (i) any material delay in such Bridge Borrower's performance of any of its obligations to any account debtor or the assertion of any claims, offsets, defenses or counterclaims by any account debtor, or any disputes with account debtors, or any settlement, adjustment or compromise thereof, (ii) all material adverse information relating to the financial condition of any account debtor. No credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor without the U.S. Collateral Agent's consent, except in the ordinary course of such Bridge Borrower's business in accordance with practices and policies previously disclosed in writing to the U.S. Collateral Agent. So long as no default has occurred, each Bridge Borrower shall settle, adjust or compromise any claim, offset, counterclaim or dispute with any account debtor. Upon the occurrence of a default, the U.S. Collateral Agent shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with account debtors or grant any credits, discounts or allowances.

          (b) The U.S. Collateral Agent shall have the right at any time or times, in its own name or Lucent's name, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

          (c) The U.S. Collateral Agent may, at any time or times that a default has occurred, (i) notify any or all account debtors that the Accounts have been assigned to the U.S. Collateral Agent and that the U.S. Collateral Agent has a security interest therein and the U.S. Collateral Agent may direct any or all accounts debtors to make payment of Accounts directly to the U.S. Collateral Agent, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and the U.S. Collateral Agent shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action the U.S. Collateral Agent may deem necessary or desirable for the protection of the Secured Parties' interests. At any time that a default has occurred, at the U.S. Collateral Agent's request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to the U.S. Collateral Agent and are payable directly and only to the U.S. Collateral Agent and such Bridge Borrower shall deliver to the U.S. Collateral Agent such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as the U.S. Collateral Agent may require.

          (d) The U.S. Collateral Agent shall apply any collection of Proceeds received by the U.S. Collateral Agent hereunder (insofar as such proceeds relate to the Collateral) to the Obligations in accordance with Section 4 of this Security Agreement.

          SECTION 8. DEFAULT; REMEDIES. Upon the occurrence of a Default the U.S. Collateral Agent may demand, sue for, collect, or make any settlement or compromise with respect to the Collateral upon the written instruction of Lucent.

          (a) Upon the occurrence of a default, the U.S. Collateral Agent shall have all rights and remedies provided in this Security Agreement and other applicable law, all of which rights and remedies may be exercised without notice to or consent by the Bridge Borrowers, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to the U.S. Collateral Agent hereunder, or under other applicable law, are cumulative, not exclusive and enforceable, in the U.S. Collateral Agent's discretion, alternatively, successively, or concurrently on any one or more occasions. The U.S. Collateral Agent may, at any time or times, proceed directly against each of the Bridge Borrowers to collect the Obligations without prior recourse to the Collateral.

          (b) The U.S. Collateral Agent agrees that it will give notice to each Bridge Borrower and Lucent of any enforcement action taken by it pursuant to this Section 8 promptly after commencing such action.

          SECTION 9. MARSHALLING. The U.S. Collateral Agent shall not be required to marshal any present or future security for (including but not limited to this Security Agreement and the Collateral subject to the security interest created hereby), or guaranties of, the Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of its rights hereunder and in respect of such security and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Bridge Borrower hereby agrees that it will not invoke any law relating to the marshalling of Collateral which might cause delay in or impede the enforcement of the U.S. Collateral Agent's rights under this Security Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may do so each Bridge Borrower hereby irrevocably waives the benefits of all such laws. Except as otherwise provided by applicable law or this Agreement, the U.S. Collateral Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the sole custody thereof.

          SECTION 10. BRIDGE BORROWERS' OBLIGATIONS NOT AFFECTED. To the extent permitted by law, the obligations of each Bridge Borrower under this Security Agreement shall remain in full force and effect without regard to, and shall not be impaired by (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Bridge Borrower, to the extent permitted by law; (b) any exercise or nonexercise, or any waiver, by the U.S. Collateral Agent of any right, remedy, power or privilege under or in respect of any of the Obligations or any security therefor (including this Security Agreement); (c) any amendment to or modification of any instrument evidencing any of the Obligations or pursuant to which any of them were issued;
(d) any amendment to or modification of any instrument or agreement (other than this Security Agreement) securing any of the Obligations; or (e) the taking of additional security for or any guaranty of any of the Obligations or the release or discharge or termination of any security or guaranty for any of the Obligations; and whether or not such Bridge Borrower shall have notice or knowledge of any of the foregoing.

          SECTION 11. NO WAIVER. No failure on the part of the U.S. Collateral Agent to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the U.S. Collateral Agent of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the U.S. Collateral Agent, or Lucent or allowed to any of them by law or other agreement, shall be cumulative and not exclusive of any other, and, subject to the provisions of this Security Agreement, may be exercised by the U.S. Collateral Agent or Lucent from time to time.

          SECTION 12. INDEMNITY AND EXPENSES. (a) Each Bridge Borrower jointly and severally agrees to indemnify the U.S. Collateral Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the U.S. Collateral Agent's gross negligence or willful misconduct.

          (b) Each Bridge Borrower will upon demand pay to the U.S. Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the U.S. Collateral Agent may incur in connection with (i) the preparation and administration of this Security Agreement or the Demand Note, (ii) the custody or preservation of, or the collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the U.S. Collateral Agent hereunder or (iv) the failure by any Bridge Borrower to perform or observe any of the provisions hereof.

          SECTION 13. CONSENTS, AMENDMENTS, WAIVERS. Any term of this Security Agreement may be amended only upon the prior written agreement of the Secured Parties and each of the Bridge Borrowers, and the performance or observance by any Bridge Borrower of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only upon the prior written consent of the Secured Parties.

          SECTION 14. GOVERNING LAW. Except as otherwise required by the laws of any jurisdiction in which any Collateral is located, this Security Agreement shall be deemed to be a contract under seal and shall for all purposes be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          SECTION 15. WAIVERS OF JURY TRIAL. EACH OF THE BRIDGE BORROWERS AND THE U.S. COLLATERAL AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

          SECTION 16. SUBMISSION TO JURISDICTION; WAIVERS. Each Bridge Borrower hereby irrevocably and unconditionally:

          (a) Submits for itself and its property in any legal action or proceeding relating to this Security Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

          (b) Consents that any such action or proceeding may be brought in any such court and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) Agrees that service of process in any such action or proceeding may be made personally or by mailing or delivering a copy of the summons and complaint or other legal process in any legal action or proceeding to any Bridge Borrower at its address set forth in Section 21 or to the CT Corporation System, 1633 Broadway, New York, New York 10019, its process agent (together with any successor process agent, the "PROCESS AGENT"). Service of process upon the Process Agent shall be deemed in every respect effective service upon such Bridge Borrower and shall be legal and binding upon such Bridge Borrower for all purposes notwithstanding any failure to mail copies of such legal process to such Bridge Borrower or any failure on the part of such Bridge Borrower to receive the same;

          (d) Agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) Waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 16(e) any special, exemplary, punitive or consequential damages.

          SECTION 17. PARTIES IN INTEREST. All terms of this Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, PROVIDED that no Bridge Borrower may assign or transfer its rights hereunder without the prior written consent of the U.S. Collateral Agent and Lucent. Any assignment or transfer by any Bridge Borrower of its rights hereunder in violation of this Security Agreement shall be void.

          SECTION 18. COUNTERPARTS. This Security Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Security Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

          SECTION 19. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which is as close as possible to that of the invalid, illegal or unenforceable provision.

          SECTION 20. TERMINATION. Upon the indefeasible payment in full of the Obligations in accordance with their terms, (a) this Security Agreement shall terminate and each Bridge Borrower shall be entitled to the return, at such Bridge Borrowers' expense, of such Collateral in the possession or control of the U.S. Collateral Agent as has not theretofore been disposed of pursuant to the provisions hereof and (b) upon request of such Bridge Borrower, the U.S. Collateral Agent will execute and file, at such Bridge Borrower's expense, UCC termination statements and such other documents as such Bridge Borrower may reasonably request to evidence the termination of the U.S. Collateral Agent's security interest in the Collateral.

          SECTION 21. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission followed by other delivery) and addressed to the addresses of the Bridge Borrowers and the U.S. Collateral Agent set forth below, or to such other address as may be hereafter notified in writing by the respective parties hereto, and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by messenger or by mail, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received.


IF TO BRIDGE BORROWER:

Telscape International, Inc.
2700 Post Oak Blvd., Suite 1000
Houston, TX 77056
Attn:  Todd M. Binet
Phone:  713-968-0968
Fax  713-968-0930


Telscape USA, Inc.
2700 Post Oak Blvd., Suite 1000
Houston, TX 77056
Attn:  Todd M. Binet
Phone:  713-968-0968
Fax  713-968-0930

MSN Communications, Inc.
2700 Post Oak Blvd., Suite 1000
Houston, TX 77056
Attn:  Todd M. Binet
Phone:  713-968-0968
Fax  713-968-0930


TSCP International, Inc.
2700 Post Oak Blvd., Suite 1000
Houston, TX 77056
Attn:  Todd M. Binet
Phone:  713-968-0968
Fax  713-968-0930


IF TO LENDER:

Lucent Technologies, Inc.
283 King George Road
Warren, New Jersey
Attn:  Annette Fasciano
Phone:  (908) 559-8282
Fax:  (908) 559-1711

IF TO U.S. COLLATERAL AGENT:

State Street Bank and Trust Company
2 International Place, 4th Floor
Boston, MA
Attn:________________________
Phone:_______________________
Fax:_________________________


          SECTION 22. INTEGRATION. This Security Agreement represents the agreement of the Bridge Borrowers with respect to the subject matter hereof, and there is no promise, undertaking, representation or warranty by the U.S. Collateral Agent relative to the subject matter hereof not expressly set forth or referred to herein.

          SECTION 23. ACKNOWLEDGEMENTS. The Bridge Borrowers hereby acknowledge that:

          (a) It has been advised by counsel in the negotiation, execution and delivery of this Security Agreement;

          (b) The U.S. Collateral Agent has no fiduciary relationship to the Bridge Borrowers; and

          (c) No joint venture exists among any of the Bridge Borrowers and the U.S. Collateral Agent.

          SECTION 24. HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Security Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Security Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed by their authorized representatives as of the date first written above.

                                          TELSCAPE INTERNATIONAL INC.,
                                          as a Bridge Borrower



                                          By:________________________
                                          Name:  TODD M. BINET
                                          Title: PRESIDENT


                                          TELSCAPE USA, INC.,
                                          as a Bridge Borrower



                                          By:________________________
                                          Name:  TODD M. BINET
                                          Title: EXECUTIVE VICE PRESIDENT


                                          MSN COMMUNICATIONS, INC.,
                                          as a Bridge Borrower


                                          By:________________________
                                          Name:  TODD M. BINET
                                          Title: EXECUTIVE VICE PRESIDENT


                                          TSCP INTERNATIONAL, INC.,
                                          as a Bridge Borrower



                                          By:________________________
                                          Name:  TODD M. BINET
                                          Title: EXECUTIVE VICE PRESIDENT

                                          STATE STREET BANK AND TRUST COMPANY,
                                          as the U.S. Collateral Agent


                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                               SECURITY AGREEMENT

                                   SCHEDULE A

  FEDERAL TAX IDENTIFICATION NUMBER, STATE OF INCORPORATION AND LOCATION OF
                 CHIEF EXECUTIVE OFFICE AND BOOKS AND RECORDS


TELSCAPE INTERNATIONAL, INC.

Federal Tax Identification Number:  75-2433637
State of Incorporation: TEXAS
Location of Chief Executive Office and Books and Records:
2700 POST OAK BOULEVARD, SUITE 1000, HOUSTON, TEXAS 77056


TELSCAPE USA, INC.

Federal Tax Identification Number:  76-0499077
State of Incorporation:       TEXAS
Location of Chief Executive Office and Books and Records:
2700 POST OAK BOULEVARD, SUITE 1000, HOUSTON, TEXAS 77056




MSN COMMUNICATIONS, INC.

Federal Tax Identification Number:  33-0707658
State of Incorporation:       CALIFORNIA
Location of Chief Executive Office and Books and Records:
2700 POST OAK BOULEVARD, SUITE 1000, HOUSTON, TEXAS 77056



TSCP INTERNATIONAL, INC.

Federal Tax Identification Number:  76-0577773
State of Incorporation:       TEXAS
Location of Chief Executive Office and Books and Records:
2700 POST OAK BOULEVARD, SUITE 1000, HOUSTON, TEXAS 77056